SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

 [_]Preliminary Proxy Statement         [_] Confidential, for Use of the
                                        Commission Only (as Permitted b
 [X] Definitive Proxy Statement         Rule 14a-6(e)(2))

 [_] Definitive Additional Materials

 [_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            [ONEAMERICA FUNDS, INC.]
                (Name of Registrant as Specified In Its Charter)

N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed: Notes:

                             OneAmerica Funds, Inc.

                               One American Square
                           Indianapolis, Indiana 46282

                    Notice Of Annual Meeting of Shareholders

                                  June 14, 2002

To the Shareholders of OneAmerica Funds, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of OneAmerica Funds, Inc. (the "Fund," formerly the AUL American Series Fund, Inc.), a Maryland corporation, will be held at 9:30 a.m. (EST) on Friday, June 14, 2002 at One American Square, Indianapolis, Indiana 46282, for the following purposes:

I. To elect five (5) Directors to serve until the next Annual Meeting of Shareholders called for that purpose and until their successors are duly elected and qualified;

II.  To   consider   and   vote   on    ratification   of   the   selection   of
     PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 2002; and

III. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     After careful consideration, the Board of Directors of the Fund unanimously approved the proposals and recommends that shareholders vote "FOR" the proposals. The matters referred to above are discussed, in detail, in the Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on March 28, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Meeting, and any adjournment thereof. Each share of the Fund is entitled to one vote, with fractional votes for fractional shares. The enclosed proxy is being solicited by the Board of Directors of the Fund.

You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, sign, and return the enclosed proxy promptly so that you will be represented at the Meeting. If you have returned a proxy and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance at the Meeting, by itself, will not revoke a previously tendered proxy.

                                   By Order of the Board of Directors

                                        /s/ Richard A. Wacker
                                   By: Richard A. Wacker
                                   Secretary to the Board of Directors
Indianapolis, Indiana
May 3, 2002

Your vote is important no matter how large or small your holdings may be. In order to avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card.

                                 PROXY STATEMENT


                             OneAmerica Funds, Inc.
                               One American Square
                           Indianapolis, Indiana 46282
                                 (800) 249-6269


                 Annual Meeting of Shareholders -- June 14, 2002

                             SOLICITATION OF PROXIES


     This statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of OneAmerica Funds, Inc. (the "Fund" and formerly the AUL American Series Fund, Inc.), a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at 9:30 a.m. (EST) on Friday, June 14, 2002 at One American Square, Indianapolis, Indiana 46282, and any adjournment thereof for the purposes set forth in the accompanying Notice. It is anticipated that the first mailing of proxies and the Proxy Statement to shareholders will be on or about May 10, 2002.

Shareholder Reports

     Shareholders can find important information about the Fund in the Annual Report dated December 31, 2001 and in the Semi-Annual Report dated June 30, 2001, each of which has previously been mailed to shareholders. Shareholders may request another copy of these Reports by writing to the Fund at the address given above, or by calling the toll-free telephone number listed above. Neither the Annual Report nor the Semi-Annual Report is incorporated by reference.

Items to be Considered by Shareholders:

The Board is soliciting proxies from shareholders of the Fund with respect to the following:

I. To elect five (5) Directors to serve until the next Annual Meeting of Shareholders called for that purpose and until their successors are duly elected and qualified;

II.  To   consider   and   vote   on    ratification   of   the   selection   of
     PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 2002; and

III. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Proposal I: The Election of Directors


     The Fund is not required to hold an annual meeting of shareholders for the election of Directors. However, in accordance with the Fund's Articles of Incorporation and Bylaws, as well as applicable federal securities laws, the Fund is required to call a meeting of shareholders to fill vacancies on the Board if, immediately after the appointment of a Director by the Board to fill a vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. Since only three of the current Directors have been elected by shareholders at the present time, an election of Directors is being held at this Meeting to fill vacancies caused by resignations of two Directors. Dr. Leslie Lenkowsky resigned from the Board in October, 2001, when he was nominated by President Bush to serve as the Chief Executive Officer of the Corporation for National and Community Service in Washington D.C. In addition, Mr. James P. Shanahan resigned from the Board effective March 15, 2002 to allow the Board to be reconstituted with a sixty percent majority of Directors who are not "interested persons" of the Fund for regulatory purposes ("Independent Directors"), in light of new rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") that will take effect on July 1, 2002.

     The Board currently consists of 4 Directors, all of whom are submitted for election at the Meeting: Dr. Ronald D. Anderson, Mr. James W. Murphy, Mr. R. Stephen Radcliffe, and Mr. Donald J. Stuhldreher. Dr. Anderson, Mr. Murphy and Mr. Radcliffe previously were elected to the Board at the annual meeting of the shareholders held on August 4, 1997 and are submitted for re-election to the Board. Mr. Stuhldreher was appointed to the Board as an Independent Director effective December 14, 2001 to fill the vacancy created by the resignation of Dr. Lenkowsky, who was an Independent Director. Alpha C. Blackburn was nominated to join the Board as an Independent Director on March 15, 2002, following Mr. Shanahan's resignation, subject to her election by shareholders at the Meeting.

     If each Director and Mrs. Blackburn are elected or re-elected at the Meeting, Dr. Anderson, Mr. Stuhldreher, and Mrs. Blackburn (60% of the 5 member Board) will be Independent Directors. Mr. Murphy, due to his previous position as Senior Vice President, Corporate Finance, of the Fund's investment advisor, American United Life Insurance Company ("AUL"), and Mr. Radcliffe, who currently serves as AUL's Executive Vice President, are interested persons of the Fund and would constitute 40% of the Board. As an interested person still employed by AUL, Mr. Radcliffe will receive no compensation from the Fund for serving as a Director. Each nominee has consented to serve as a Director if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote at their discretion for another person or persons who may be nominated as a Director.

     The following table sets forth certain information concerning each of the nominees.

------------------------- ------------ ------------- ------------------------- --------------- ---------------------

Name, Address & Age in    Current      Term of       Principal Occupations     Number of       Other Directorships
2002                      Position     Office and    During the Past Five      Portfolios in   Held by Nominee
                          with the     Length of     Years                     Fund Complex
                          Fund         Service                                 Overseen by
                                                                               Nominee
------------------------- ------------ ------------- ------------------------- --------------- ---------------------

Independent
Directors/Nominee

------------------------- ------------ ------------- ------------------------- --------------- ---------------------
Ronald D. Anderson        Director     Indefinite,   Professor, School of            9         N/A
371 Cottonwood Dr.                     7/26/1989     Business, Indiana
Mooresville, IN 46158                  to present    University/Purdue
age 63                                               University -
                                                     Indianapolis
                                                     (8/1988 - present)
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
                          N/A                                                        9         N/A
Alpha C. Blackburn                     Indefinite    President & Chief
3388 Founders Rd.                                    Executive Officer,
Indianapolis, IN 46268                               Blackburn Architects,
age 63                                               Inc. (7/1999 to
                                                     present); Vice
                                                     President, Blackburn
                                                     Architects, Inc.
                                                     (6/1981 - 7/1999)
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
                                                                                     9         N/A
Donald J. Stuhldreher     Director     Indefinite,   Retired since 1990
4210 Statesman Dr.                     12/14/2001
Indianapolis, IN 46282                 to present
age 66
------------------------- ------------ ------------- ------------------------- --------------- ---------------------

Interested Directors

------------------------- ------------ ------------- ------------------------- --------------- ---------------------
                                                                                     9         N/A
James W. Murphy*          Director     Indefinite,   Senior Vice President,
11800 Pebblepoint Pass                 7/26/1989     Corporate Finance, AUL
Carmel, IN 46033                       to present    (5/1/1977 - 4/1/2000)
age 66
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
                                                                                     9
R. Stephen Radcliffe*     Director,    Indefinite,   Executive Vice                            Director, American
One American Square       Chairman     2/2/2000 to   President, AUL (8/1994                    United Mutual
Indianapolis, IN 46282    of the       present       - present)                                Insurance Holding
age 57                    Board &                                                              Company; Director,
                          President                                                            OneAmerica
                                                                                               Financial Partners,
                                                                                               Inc.; Director,
                                                                                               AUL; Director,
                                                                                               State Life
                                                                                               Insurance Company.
------------------------- ------------ ------------- ------------------------- --------------- ---------------------


*Mr. Radcliffe and Mr. Murphy are "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) due to their affiliations with AUL.

     During the Fund's fiscal year ended December 31, 2001, the Board held four meetings. Except for Mr. Stuhldreher, who was a Director for only a portion of the year, all of the current Directors attended all four meetings. The Fund has no standing audit, compensation or nominating committees.

     No nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Fund.

     Listed below for each nominee is a dollar range of equity securities beneficially owned in the

Fund, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each nominee that are in the same family of investment companies as the Fund, as of December 31, 2001:

---------------------------------------- ------------------------------------- -------------------------------------

            Name of Nominee               Dollar Range of Equity Securities      Aggregate Dollar Range of Equity
                                                     in the Fund                   Securities in All Registered
                                                                                 Investment Companies Overseen by
                                                                                     the Nominee in Family of
                                                                                       Investment Companies
---------------------------------------- ------------------------------------- -------------------------------------

Ronald D. Anderson                                       None                                  None
---------------------------------------- ------------------------------------- -------------------------------------

Alpha C. Blackburn                                       None                                  None
---------------------------------------- ------------------------------------- -------------------------------------

James W. Murphy                                          None                                  None
---------------------------------------- ------------------------------------- -------------------------------------

R. Stephen Radcliffe                                Over $100,000                         Over $100,000
---------------------------------------- ------------------------------------- -------------------------------------

Donald J. Stuhldreher                                    None                                  None
---------------------------------------- ------------------------------------- -------------------------------------

     As of January 1, 2002, the nominees as a group, owned variable contracts that entitled them to give voting instructions with respect to less than one percent of the shares of any portfolio of the Fund.

     No Independent Director or nominee to serve as an Independent Director (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in AUL, the principal underwriter of the Fund, or any entity controlling, controlled by or under common control with AUL or the principal underwriter of the Fund (not including registered investment companies). Set forth in the table below is information regarding ownership by each Independent Director (and his or her immediate family members) of securities issued by AUL, the principal underwriter of the Fund, and any entity controlling, controlled by or under common control with AUL or the principal underwriter of the Fund (not including registered investment companies).

------------------------- ----------------------- -------------------- -------------- ---------------- -------------

    Name of Nominee         Name of Owners and          Company          Title of        Value of       Percent of
                             Relationship to                               Class        Securities        Class
                                 Nominee
------------------------- ----------------------- -------------------- -------------- ---------------- -------------

Ronald D. Anderson                 None                  None              None            None            None
------------------------- ----------------------- -------------------- -------------- ---------------- -------------

Alpha C. Blackburn                 None                  None              None            None            None
------------------------- ----------------------- -------------------- -------------- ---------------- -------------

Donald J. Stuhldreher              None                  None              None            None            None
------------------------- ----------------------- -------------------- -------------- ---------------- -------------


Remuneration of Directors and Officers

     During the calendar year ended December 31, 2001, the Fund paid to all Independent Directors fees aggregating $10,950. For the calendar year 2002, the Fund shall pay each such Independent Director and each Interested Director who is not a current employee of AUL $5,500 per year, plus $450.00 for each Board meeting attended and shall reimburse each such Independent Director and Interested Director who is not a current employee of AUL for any expenses incurred in attending such meetings or otherwise in carrying out his or her responsibilities as a Director of the Fund. AUL pays all salaries, fees, and expenses of any officer or Director of the Fund who is an officer, director, or employee of AUL. As a result, Mr. Radcliffe, Ms. Lund, and Mr. Wacker do not receive any compensation from the Fund.

     The following table sets forth the compensation paid to each of the current Directors of the Fund for the fiscal year ended December 31, 2001:

---------------------------------------- ------------------------------------- -------------------------------------

           Name of Director              Aggregate Compensation from the Fund    Total Compensation from the Fund
                                                                                         and Fund Complex
---------------------------------------- ------------------------------------- -------------------------------------

Ronald D. Anderson                                    $5,850.00                             $7,550.00
---------------------------------------- ------------------------------------- -------------------------------------
James W. Murphy*                                      $5,850.00                             $7,550.00
---------------------------------------- ------------------------------------- -------------------------------------

Donald J. Stuhldreher                                     $0                                    $0
---------------------------------------- ------------------------------------- -------------------------------------

*Mr. Murphy is an "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) due to recent affiliation with AUL.

     The following table shows the Executive Officers of the Fund, their addresses, their ages, their positions with the Fund, their terms of office and length of time served in such positions, and their principal occupations during the past five years.

--------------------------------- ------------------- -------------------- -----------------------------------------

      Name & Age in 2002**         Current Position   Term of Office and    Principal Occupations During the Past
                                    with the Fund      Length of Service                  Five Years
--------------------------------- ------------------- -------------------- -----------------------------------------

Constance E. Lund, age 49         Treasurer           Indefinite,          Senior Vice President, Corporate
                                                      2/2/2000 to present  Finance, AUL (1/2000 to present); Vice
                                                                           President, Financial Reporting, AUL
                                                                           (6/1999 to 1/2000); Assistant Vice
                                                                           President, Financial Reporting, AUL
                                                                           (5/1995 to 6/1999)
--------------------------------- ------------------- -------------------- -----------------------------------------

Richard A. Wacker, age 54         Secretary           Indefinite,          Associate General Counsel, AUL
                                                      3/7/1990 to present
--------------------------------- ------------------- -------------------- -----------------------------------------

**The Executive Officers of the Fund and can be reached at One American Square, Indianapolis, Indiana 46282.

The Board, including the independent Directors, recommends that shareholders vote in favor of the election of the five nominees as Directors of the Fund. Unmarked proxies will be so voted.

II.      RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP was selected as the independent certified public accountants for the Fund for the year ending December 31, 2002 at the Board meeting held on March 15, 2002, subject to ratification of the shareholders of the Fund at the Meeting. The Fund's financial statements for the fiscal year ended December 31, 2001, were examined by PricewaterhouseCoopers LLP. In connection with its audit services, PricewaterhouseCoopers LLP will examine and certify financial statements for the Fund and may provide assistance and consultation in connection with filings with the SEC. PricewaterhouseCoopers LLP has advised the Fund that it has no direct financial or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP, if requested by any shareholder, will be present at the Meeting, either in person or by telephone, to respond to appropriate questions from shareholders.

Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP in connection with the annual audit of the Fund for the fiscal year ended December 31, 2001 was $30,528. The aggregate fees paid to PricewaterhouseCoopers LLP by AUL and entities controlling, controlled by or under common control with AUL that provide services to the Fund for the fiscal year ended December 31, 2001 was $339,972.

Financial Information Systems Design and Implementation Fees

     There were no fees billed for financial information systems design and implementation services by PricewaterhouseCoopers LLP to the Fund, AUL and entities controlling, controlled by or under common control with AUL that provide services to the Fund for the fiscal year ended December 31, 2001.

All Other Fees

     The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Fund, AUL and entities controlling, controlled by or under common control with AUL that provide services to the Fund for the fiscal year ended December 31, 2001 was $196,137. The Board will periodically consider whether PricewaterhouseCoopers LLP's receipt of non-audit fees from the Fund, AUL and entities controlling, controlled by, or under common control with AUL that provide services to the Fund, is compatible with maintaining PricewaterhouseCoopers LLP's independence.


     The Board recommends that shareholders vote in favor of ratifying the selection of PricewaterhouseCoopers LLP as independent public accountants for the Fund for the year ending December 31, 2002. Unmarked proxies will be so voted.

III.     OTHER MATTERS

     The Directors know of no business to be brought before the Meeting, other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.


                             ADDITIONAL INFORMATION

     Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the proxy and the attached Notice of Meeting. A proxy may be revoked at any time prior to its exercise by written notice to the Secretary of the Fund at One American Square, Indianapolis, Indiana 46282, by execution of a subsequent proxy, or by voting in person by attending the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

     The shares of the Portfolios of the Fund are sold to one or more separate accounts of AUL to serve as the investment medium for variable annuity and variable life contracts issued by AUL (the "Contracts"). Although AUL is the legal owner of the shares of the Portfolios of the Fund, in accordance with its view of applicable law, AUL will request voting instructions from persons having voting interests under a Contract and will exercise the voting rights attributable to the shares of the each Portfolio of the Fund in proportion to the voting instructions received. As of the close of business on Friday, March 28, 2002 (the "Record Date"), AUL, AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Annuity Unit Trust, and AUL American Individual Variable Life Unit Trust, registered separate accounts of AUL, as well as AUL Group Retirement Annuity Separate Account II, an unregistered separate account of AUL, were the sole shareholders of the Fund, although other separate accounts of AUL or other affiliated or unaffiliated insurance companies and their separate accounts may become shareholders in the future.

     In connection with the solicitation of such instructions from persons having the voting interest under a Contract, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a Contract. The person having the voting interest under a Contract is the Owner or Participant, depending on the type of retirement plan under which the Contract is issued. Generally, a Participant will have a voting interest under a Contract to the extent of the vested portion of his or her Account Value. In the case of a Contract acquired in connection with an Employee Benefit Plan or an Employer Sponsored 403(b) Program, AUL may furnish the Owner with sufficient copies of this Proxy Statement for all Participants under a Contract with any voting interest thereunder. Defined terms in this Proxy Statement generally correspond to like terms in the Prospectus for the registered Unit Trusts, listed above.

     AUL is required to vote shares attributable to Contracts or Participant Accounts for which it has not received timely voting instructions in the same proportion as it votes shares attributable to Contracts and Participant accounts for which it has received voting instructions in a timely manner. AUL will vote the shares that it has purchased directly and holds in its general account in its own discretion. The persons permitted to give instructions for each portfolio of the Fund and the number of shares for which such instructions may be given for purposes of voting at the Meeting and any adjournment thereof will be determined as of the Record Date.

     The following shares of each Portfolio of the Fund, $0.001 par value, were outstanding as of the Record Date:

Name of Portfolio                                           Number of Shares

OneAmerica Value Portfolio                                    6,823,050.988

OneAmerica Investment Grade Bond Portfolio                    7,692,359.597

OneAmerica Asset Director Portfolio                           6,693,785.637

OneAmerica Money Market Portfolio                           184,804,993.150

OneAmerica Tactical Asset Allocation Portfolio                  348,378.452

OneAmerica Conservative Investor Portfolio                      893,468.008

OneAmerica Moderate Investor Portfolio                          934,686.661

OneAmerica Aggressive Investor Portfolio                        950,652.410

     As of the Record Date, the shares owned directly by AUL and held in its general account are as follows: 50,001 shares of OneAmerica Tactical Asset Allocation Portfolio, 500,000 shares of the OneAmerica Conservative Investor Portfolio, 500,000 shares of the OneAmerica Moderate Investor Portfolio, and 500,000 shares of the OneAmerica Aggressive Investor Portfolio. There are no Participants or Contract Owners who are entitled to give voting instructions with respect to 5% or more of the shares of the Fund.

     Shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio. Shares of each Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

     The costs of the Meeting, including the preparation, printing, and mailing of proxies and the Proxy Statement, will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Fund. Supplementary solicitations may be made by mail, telephone, the Internet or personal interview by officers or agents of the Fund.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

     Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on the proposals to be considered at the Meeting without instructions from the beneficial owners of the Fund's shares.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournment of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Voting

     To vote, shareholders may sign and mail the proxy card received with the Proxy Statement or attend the Meeting in person.

Required Vote

     The vote of a majority of the outstanding shares of the Fund represented at a meeting at which a quorum is present is necessary for the election of Directors (Proposal I) and for the ratification of the selection of independent accountants (Proposal II). The shares of all Portfolios are voted together on Proposals I and II, with one vote per share for each Portfolio.

About AUL

     AUL serves as investment advisor to each portfolio of the Fund, and also provides administrative services in connection with the Fund's operations. AUL is located at One American Square, Indianapolis, Indiana 46282. OneAmerica Securities, Inc., a wholly owned subsidiary of AUL, also located at One American Square, Indianapolis, Indiana, 46282, serves as the Distributor for the Fund.

Shareholders' Proposals

     As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a future meeting of Fund shareholders should send the proposals to the Fund at P.O. Box 368, Indianapolis, Indiana 46206, so as to be received a reasonable time before a proxy solicitation for the next meeting is made. However, shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.


YOU ARE URGED TO FILL-IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors



By:  Richard A. Wacker
Secretary
May 3, 2002